T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

Supplement to Prospectus Dated May 1, 2019

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2020, Vidya Kadiyam and Navneesh Malhan will each join Sudhir Nanda and Prashant Jeyaganesh as one of the fund’s portfolio managers and as a Cochairman of the fund’s Investment Advisory Committee. Ms. Kadiyam joined T. Rowe Price in 2008 and Mr. Malhan joined T. Rowe Price in 2015.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2020, Vidya Kadiyam and Navneesh Malhan will each join Sudhir Nanda and Prashant Jeyaganesh as one of the fund’s portfolio managers and as a Cochairman of the fund’s Investment Advisory Committee. Ms. Kadiyam joined T. Rowe Price in 2008 and her investment experience dates from that time. Mr. Malhan joined T. Rowe Price in 2015 and his investment experience dates from 2011. For the past five years, Ms. Kadiyam and Mr. Malhan each served as a quantitative analyst with the Firm.

The date of this supplement is March 27, 2020.

F202-041 3/27/20